UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2007

Teradyne, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive North Reading, Massachusetts	01864
(Address of Principal Executive Offices)	(Zip Code)

(978) 370-2700

(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 11, 2007, Teradyne, Inc. (the “Company”) and its newly formed, wholly owned subsidiary, NAC Equipment Corporation (the “Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Nextest Systems Corporation (“Nextest”), pursuant to which the Merger Sub will commence a tender offer (the “Offer”) to purchase all of the outstanding shares of common stock of Nextest, par value $0.001 per share, at a price of $20.00 per share, net to the selling stockholders in cash, less any required tax withholding and without interest thereon (such amount, the “Offer Price”). Following the consummation of the Offer, the Merger Sub will merge with and into Nextest (the “Merger”), and all shares of Nextest common stock not acquired in the Offer will convert into the right to receive the Offer Price (other than shares held by holders who have properly exercised their appraisal rights under Section 262 of the Delaware General Corporation Law). Nextest will then become a wholly owned subsidiary of the Company. The Merger Agreement includes customary representations, warranties and covenants by the parties.

The Company agreed that the Merger Sub would commence the Offer within 10 business days after the date of the Merger Agreement, and that the Offer will remain open for at least 20 business days.

The Merger Sub’s obligation to accept for payment and pay for shares of Nextest common stock tendered in the Offer is subject to customary conditions, including, among other things: (i) at least a majority of the outstanding shares of Nextest common stock on a fully-diluted basis shall have been validly tendered in accordance with the terms of the Offer and not properly withdrawn (the “Minimum Condition”), (ii) the expiration or termination of applicable waiting periods under the United States Hart-Scott-Rodino Antitrust Improvements Act and applicable foreign statutes and regulations, (iii) the accuracy of representations made by Nextest in the Merger Agreement, (iv) compliance by Nextest with its covenants in the Merger Agreement and (v) the absence of a material adverse effect on Nextest.

Subject to the terms of the Merger Agreement, Nextest has granted the Merger Sub an irrevocable option to purchase that number of newly-issued Shares that is equal to one share more than the amount needed to give the Merger Sub ownership of 90% of outstanding Nextest common stock on a fully-diluted basis (the “Top-Up Option”). The Top-Up Option is exercisable only if, among other things, the Minimum Condition is satisfied. The Merger Sub will pay to Nextest the Offer Price for each share acquired upon exercise of the Top-Up Option.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated in this report by reference.

The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, the Merger Sub or Nextest. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Nextest or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Nextest’s public disclosures.

Important Additional Information Will Be Filed with the Securities Exchange Commission (SEC)

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell shares of Nextest, Inc. The Merger Sub has not commenced the Offer for shares of Nextest stock described in this document.

Upon commencement of the Offer, the Company will file with the Securities and Exchange Commission a tender offer statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal, and other related documents. Following commencement of the Offer, Nextest will file with the Securities and Exchange Commission a solicitation/recommendation statement on Schedule 14D-9. Shareholders should read the offer to purchase and solicitation/recommendation statement and the tender offer statement on Schedule TO and related exhibits when such documents are filed and become available, as they will contain important information about the Offer.

Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov, or from Teradyne, Inc. by directing a request to Investor Relations, Teradyne, Inc., 600 Riverpark Drive, North Reading, Massachusetts 01864, or from Nextest Systems Corporation by directing a request to Investor Relations, Nextest Systems Corporation, 875 Embedded Way, San Jose, California 95138.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K may contain, in addition to historical information, certain forward-looking statements All statements included in this Current Report on Form 8-K concerning activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the risk that the Offer will not close because of a failure to satisfy one or more of the closing conditions and that the Company’s business will have been adversely impacted during the pendency of the Offer. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the U.S. Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERADYNE, INC.

Date: December 13, 2007	By: /s/ Gregory R. Beecher Name: Gregory R. Beecher Title: Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1(1)	Agreement and Plan of Merger among Teradyne, Inc., NAC Equipment Corporation, and Nextest Systems Corporation., dated as of December 11, 2007.

(1)	Exhibits (other than Exhibit A) omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted exhibit to the SEC upon request.